UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2006

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MIDDLEBURG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Gary D. LeClair resigned from the Board of Directors of Middleburg Financial Corporation (the “Company”) effective March 9, 2006.  Mr. LeClair had been a director of the Company since 2001.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On March 15, 2006, the Company adopted an amendment to its Bylaws (the “Bylaws”).  The amendment revised Section 2.2 of the Bylaws to decrease the size of the Company’s Board of Directors from 14 to 12 directors and to increase the age at which directors, excluding those named in the initial articles of incorporation for the Company, would no longer be eligible to stand for re-election to the Board of Directors from 70 to 72.

The full text of the Bylaws is attached as Exhibit 3.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

3.1

Bylaws of the Company (restated in electronic format as of March 15, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION

(Registrant)

Date:  March 15, 2006

By:

/s/ Kate J. Chappell

Kate J. Chappell

Senior Vice President and

   Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

3.1

Bylaws of the Company (restated in electronic format as of March 15, 2006).